UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: February 24, 2006
(Date of earliest event reported)

NATHANIEL ENERGY CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	000-27783	84-1572525
(State or Other Jurisdiction	(Commission File No.)	(IRS Employer Identification
Incorporation)		Number)

8001 S. InterPort Blvd., Englewood, Colorado 80112
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (303) 690-8300

________________________________________________________________
(Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On February 24, 2006 Nathaniel Energy Corporation issued a press release announcing that it has been invited to present at the Wall Street Analysts Forum’s 17th Annual Analyst Conference to be held on Wednesday March 1, 2006 at the Princeton Club in New York City. Nathaniel will make a 40 minute presentation at 9:00 a.m. EST at the conference. The presentation will be available via live webcast and can be retrieved for 30 days following the event.

The webcast link is: http://www.investorcalendar.com/CEPage.asp?ID=100053

The press release is attached as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATHANIEL ENERGY CORPORATION
Dated: February 24, 2006	By: /s/ George A. Cretecos George A. Cretecos, Chief Operating Officer